Filed pursuant to Rule 497

File No. 333-275147

Rule 482ad

PEARL DIVER CREDIT COMPANY INC. ANNOUNCES CLOSING OF INITIAL PUBLIC OFFERING AND FULL EXERCISE OF OVERALLOTMENT OPTION

New York / London - July 19, 2024 - Pearl Diver Credit Company Inc. (NYSE: PDCC) (the “Company”) today announced the closing of its previously announced initial public offering of 2.2 million shares of common stock at a public offering price of $20.00 per share and the full exercise of the overallotment option of 330,000 shares for total net proceeds to the Company of $50.6 million. Pearl Diver Capital LLP (“Pearl Diver Capital”), the Company’s investment adviser, or its affiliates will pay the full amount of the sales load in connection with this initial public offering and all of the Company’s organizational and offering expenses.

The Company intends to use the proceeds from the capital raised to build a diversified portfolio of senior secured U.S. corporate loans through investments in equity tranches of collateralized loan obligations (CLOs).

Shares of the Company’s common stock began trading on the New York Stock Exchange under the symbol “PDCC” on July 18, 2024. As of the close of trading on July 19, 2024, the Company’s market capitalization was approximately $136 million.

Kingswood Capital Partners, LLC acted as the sole bookrunner for the offering.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus, which has been filed with the Securities and Exchange Commission (“SEC”), contains this and other information about the Company and should be read carefully before investing. The information in the preliminary prospectus and this press release is not complete and may be changed. The preliminary prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A registration statement relating to these securities is on file with and has been declared effective by the SEC. Copies of the preliminary prospectus (and the final prospectus, when available) may be obtained by writing to Kingswood Capital Partners, LLC, 126 East 56th Street, Suite 22S, New York, NY 10022, or by calling 212-487-1080. Copies may also be obtained by visiting EDGAR on the SEC’s website at www.sec.gov.

About Pearl Diver Credit Company Inc.

Pearl Diver Credit Company Inc. (NYSE: PDCC) is a newly organized, externally managed, non-diversified, closed-end management investment company. Its primary investment objective is to maximize its portfolio’s total return, with a secondary objective of generating high current income. The Company seeks to achieve these objectives by investing primarily in equity and junior debt tranches of CLOs collateralized by portfolios of sub-investment grade, senior secured floating-rate debt issued by a large number of distinct US companies across several industry sectors. The Company will be externally managed by Pearl Diver Capital LLP. The Company’s public filings are available free of charge by writing to the Company at 747 3rd Avenue, Level 36, New York, NY, Attention: Investor Relations.

About Pearl Diver Capital LLP

Founded in 2008, Pearl Diver Capital specializes in collateralized loan obligation (CLO) investing. Its data scientists and credit analysts use proprietary technology and advanced analytics to identify attractive opportunities in the CLO market. Pearl Diver’s highly experienced team includes individuals from a wide range of scientific and mathematical backgrounds. The senior investment team includes Indranil (Neil) Basu, Chandrajit Chakraborty, Michael Brown, Matthew Layton, Kerrill Gaffney and Patrick Chan.

As of June 30, 2024, Pearl Diver Capital has $2.6 billion in assets under management across multiple private funds backed by institutional investors ranging from public pension plans, university endowments, foundations, large family offices, corporate/ERISA pension plans and asset managers across the US, Europe and Latin America. Because it is strictly an investor in the CLO space, not an issuer, it has developed close relationships with over 80 CLO managers – and their analysts – across the CLO spectrum, enabling the firm to have rare access to critical credit information on underlying companies in CLO portfolios while avoiding conflicts of interest that might arise in performing roles that span both CLO investing and CLO management. For more information, visit www.pearldivercapital.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Media Contact:

Joseph Kuo / Michael Dugan

Haven Tower Group LLC

424 317 4851 or 424 317 4852

jkuo@haventower.com or mdugan@haventower.com